CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in Post-Effective Amendment No. 25 to the Registration Statment on Form N-1A and related Prospectus and Statement of Additional Information of Northstar
Growth Fund.

                                                            ERNST & YOUNG LLP



Los Angeles, California
February 27, 1998